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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 28, 2001

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1 Press Release dated November 28, 2001 titled "Bank of America Sets Long-term Goal of More Than 10 Percent Annual EPS Growth" (the "Press Release")

99.2 Script prepared for use by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for an Investor Conference on November 28, 2001 (the "Script")

99.3              Press Release dated November 16, 2001 announcing an Investor
                  Conference

ITEM 9.  REGULATION FD DISCLOSURE.

On November 28, 2001, Bank of America Corporation (the "Registrant") issued a press release and held a simultaneous investor conference and webcast to discuss broad strategic goals and short-term and long-term financial goals. The Press Release and the Script prepared for use by James H. Hance, Jr. at this presentation as well as the press release announcing the conference and webcast are furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference in Item 9. All information is presented as of November 28, 2001, and the Registrant does not assume any obligation to update said information in the future.

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                                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BANK OF AMERICA CORPORATION

                        By:               /s/ Marc D. Oken
                           -----------------------------------------------------
                                  Marc D. Oken
                                  Executive Vice President and
                                   Principal Financial Executive

Dated: November 28, 2001




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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1 Press Release dated November 28, 2001 titled "Bank of America Sets Long-term Goal of More Than 10 Percent Annual EPS Growth"

99.2 Script prepared for use by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for an Investor Conference on November 28, 2001

99.3              Press Release dated November 16, 2001 announcing an Investor
                  Conference